UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2016

FIRST FARMERS AND MERCHANTS CORPORATION
(Exact name of Registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-10972 (Commission File Number)	62-1148660 (I.R.S. Employer Identification No.)

816 South Garden Street, Columbia, Tennessee  38401

(Address of principal executive offices)

(931) 388-3145

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS.

On April 19, 2016, First Farmers and Merchants Corporation issued a press release announcing its financial results for the quarter ended March 31, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

            (d)       Exhibits.

Exhibit No.	Description
99.1	Press release issued by First Farmers and Merchants Corporation on April 19, 2016.[1]
[1] Furnished, not filed.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

Date: April 19, 2016	By: /s/ Robert E. Krimmel
Robert E. Krimmel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by First Farmers and Merchants Corporation on April 19, 2016.[1]
[1] Furnished, not filed.